INVENTORY AND SPARE PARTS	12 Months Ended
Dec. 31, 2012
INVENTORY AND SPARE PARTS
INVENTORY AND SPARE PARTS

9. INVENTORY AND SPARE PARTS

        Inventory and spare parts as of December 31, 2012 and 2011, comprised the following:

	December 31,
	2012	2011
Handsets and accessories	$238,043	$223,764
Spare parts for telecommunication equipment	23,528	28,533
SIM cards and prepaid phone cards	5,475	10,445
Advertising materials	34	1,320
Other materials	15,593	27,013

Total inventory and spare parts	$282,673	$291,075

        Obsolescence expense for the years ended December 31, 2012, 2011 and 2010 amounted to $26.0 million, $30.2 million and $27.8 million, respectively, and was included in general and administrative expenses in the accompanying consolidated statements of operations and comprehensive income. Spare parts for telecommunication equipment included in inventory are expected to be utilized within the twelve months following the statement of financial position date.